MASTER LEASE AGREEMENT

                                             MASTER LEASE AGREEMENT NO. 1465540

LESSEE: NEVSTAR GAMING AND ENTERTAINMENT CORPORATION D/B/A MESQUITE STAR HOTEL & CASINO

ADDRESS OF LESSEE:   3175 West Post Road, Las Vegas, NV 89115

THIS MASTER LEASE AGREEMENT ("Lease"), made in the State of Nevada as of this _____ day of April, 1998, between IGT, 9295 Prototype Drive, Reno, Nevada 89511 ("IGT") as Lessor and Lessee as stated above ("Lessee") herein it is agreed as follows:
1.  MASTER LEASE AGREEMENT:
In consideration of the terms and conditions set forth herein, Lessor hereby leases to Lessee and Lessee hereby rents from Lessor, the equipment ("Equipment") described in any Lease Schedule ("Schedule") executed by the parties concurrently herewith or in any Schedule later executed by the parties which make specific reference to this MASTER LEASE AGREEMENT ("Lease"). This Lease covers all such items together with all replacement parts, accessories, devices or mechanisms now or hereafter attached or affixed thereto. All Schedules executed by both parties shall be incorporated herein by reference and made a part hereof. Wherever reference is made herein to Lease, that reference shall be deemed to include such subsequent executed Schedules. Lessor shall have no obligation hereunder until the execution and delivery of a Schedule by Lessee and Lessor.
2.  RENTAL:
As rental for the Equipment, Lessee agrees to pay Lessor, its successors and assigns, the rental payment specified under "Periodic Rental Payment" on each Schedule for the number of months specified in the "Lease Term". The Periodic Rental Payments are due and payable in arrears and shall commence on the "Commencement Date" which shall be defined on that specific Schedule. Payments shall continue on the first day of each month thereafter for the total number of rentals specified in the Lease Term on that specific Schedule. An interim rental payment ("Interim Rental") equal to the Daily Interim Rent on that specific Schedule times the number of days in the Interim Term shall be invoiced by Lessor and shall be immediately due and payable by Lessee upon receipt of invoice. The Interim Rental on each Schedule shall be defined as the period from the Commencement Date through the last day of that month ("Interim Term"). Payment shall be made to Lessor at the address stated above or to such other person and/or place as described by Lessor in writing. Lessee agrees this a "net" lease, and therefore understands and agrees that in addition to the rental payments stated above, any applicable Sales/Use Tax which IGT is required to collect will be invoiced monthly and is due and payable by Lessee upon receipt of invoice. In addition to the Initial Rental and the Periodic Rental, Lessee agrees to pay all personal property taxes and any other taxes and all maintenance, insurance, and other costs and expenses and obligations of every kind and nature relating to the Equipment which may arise or come due during the term of this Lease (except any taxes based upon the Net Income of Lessor), whether or not specifically mentioned herein, payment thereof, to the person entitled thereto (except as specified herein).
3.  WARRANTY, DISCLAIMERS AND LIMITATIONS OF LIABILITY:
IGT WARRANTS THAT FOR A PERIOD OF 90 DAYS FOLLOWING INSTALLATION OF THE EQUIPMENT, THAT THE NEW IGT EQUIPMENT LEASED HEREUNDER WILL BE FREE FROM DEFECTS AND IN GOOD WORKING ORDER. LESSEE'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF DEFECT IS EXPRESSLY LIMITED TO THE RESTORATION OF THE EQUIPMENT TO GOOD WORKING CONDITION BY ADJUSTMENT, REPAIR OR REPLACEMENT OF DEFECTIVE PARTS, AT IGT'S ELECTION. VIDEO MONITORS (COVERED UNDER SEPARATE MANUFACTURER WARRANTY), MACHINES, EQUIPMENT, AND OTHER PRODUCTS NOT MANUFACTURED BY IGT, ARE EXCLUDED FROM THIS WARRANTY. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NO AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING SUITABILITY FOR USE, PERFORMANCE OR PERCENTAGE HOLD OR PAR VALUE OF THE EQUIPMENT SHALL BE OR BE DEEMED TO BE A WARRANTY OF IGT FOR ANY PURPOSE. IN NO EVENT SHALL IGT BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, ARISING OUT OF ANY BREACH OF THIS AGREEMENT. THE LIABILITY OF IGT AND THE MANUFACTURER OF THE NOTE ACCEPTOR WITH WHICH IGT MACHINES MAY BE EQUIPPED, WHETHER IN CONTRACT, IN TORT, UNDER WARRANTY, IN NEGLIGENCE OR OTHERWISE, SHALL NOT EXCEED AN AMOUNT EQUAL TO THE FAIR MARKET VALUE OF THE NOTE ACCEPTOR AND UNDER NO CIRCUMSTANCES SHALL IGT OR THE MANUFACTURER OF THE NOTE ACCEPTOR BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES. NEITHER IGT NOR THE MANUFACTURER OF THE NOTE ACCEPTOR SHALL BE LIABLE IN ANY RESPECT FOR THE ACCEPTANCE OF COUNTERFEITS AND/OR FRAUDULENT MATERIALS. ANY UNAUTHORIZED MODIFICATION, ALTERATION, OR REVISION OF ALL OR ANY PORTION OF THE IGT EQUIPMENT WHICH IS SUBJECT OF THIS AGREEMENT SHALL CAUSE THE WARRANTY DESCRIBED IN THIS PARAGRAPH TO BE NULL AND VOID. IGT, ITS AFFILIATES, SUBSIDIARIES, REPRESENTATIVES, AND AGENTS MAKE NO OTHER WARRANTY, EXPRESS OR IMPLIED.
4.  INSURANCE:
Lessee, at its own expense, shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof as determined by Lessor. The proceeds of such insurance, at the option of Lessor, shall be applied; a) towards the replacement, restoration, or repair of the Equipment or b) toward payment of the obligations of Lessor hereunder. Lessee shall at its own expense carry public liability and property damage insurance protecting Lessee and Lessor with respect to liabilities for injuries to persons and damage to property of others resulting from the use of the Equipment. Such insurance as stated above shall be in form and with companies acceptable to Lessor and shall name Lessor as an Additional Insured and Loss Payee and provide for thirty (30) days prior written notice to Lessor of any alteration or cancellation of such policy. Unless a higher or lower amount is specified by Lessor, such insurance shall provide coverage of not less than $1,000,000 for injury or death to one (1) person and subject to that limit for each person. Evidence of such coverage shall be provided to the Lessor's Insurance Coordinator, c/o IGT, P.O. Box 10580, Reno, NV 89510-0580.
5.  TERM OF LEASE:
The term of the Lease as to each Schedule shall commence upon installation of one-half (1/2) the units of Equipment on that Schedule, continue through the Interim Term, and thereafter for the number of months stated in the Lease Term.
6.  TITLE TO EQUIPMENT:
Lessor is the lawful owner of the Equipment leased hereunder, and title shall remain the Lessor's or its assign's at all times. Lessee shall furnish Lessor, upon request and prior to its affixation, a landlord's waiver and consent to removal of all Equipment if such Equipment or any part thereof is or may be affixed to the realty during the Lease Term. Lessor may display notice of its ownership of the Equipment by plates, tags, identifying stencil or other identification. Lessee will not alter or deface any such indication of ownership and shall maintain all such inditica of ownership in good and readable condition. Lessee shall have no right, title, or interest on any of the Equipment except the right to peacefully and quietly hold and use the Equipment during the Lease Term as herein provided unless and until an event of default shall occur. The Equipment is, and shall at all times be and remain personal property, notwithstanding that the Equipment or any part thereof may be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon real property or any building thereon, or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise.
7.  INSTALLATION:
If Equipment is not already installed, IGT shall install the Equipment on, or within a reasonable time following, the Projected Ship Date specified in the IGT Order. IGT may, at its option, install portions of Equipment on separate dates as warranted by availability and scheduling of installation personnel. Lessee agrees to installation of the Equipment at the Equipment Location shown on the Schedule during the term of this Agreement. Any movement of the Equipment from the Equipment Location within the state of Nevada shall require thirty (30) days prior written notification to Lessor.
8.  MAINTENANCE, REPAIR AND ALTERATION:
Lessee agrees it will, at its own expense (except as provided in paragraph 3. above):
  a). keep and maintain Equipment in good condition and working order and at its own expense shall supply and install all replacement parts, accessories or other devices when required to maintain the Equipment in good working condition, or when required by applicable law, ordinance or regulation, which parts accessories or devices shall be and become the sole property of Lessee;
  b). use, operate, and maintain the Equipment in a careful manner in the normal course of its business and only for the purposes for which such Equipment was designated and shall comply with all laws, ordinances and regulations in any manner relating to the ownership, possession, installation, use, operation or maintenance thereof, and obtain all permits or licenses necessary to install, use or operate the Equipment;
  c). keep Equipment free and clear of all levies, liens and claims;
  d). timely pay all taxes, costs, fees and expenses of every kind and nature, including applicable sales taxes, now or hereafter occasioned by, imposed or levied upon, or arising out of the use, possession, ownership, renting, leasing or maintenance of the Equipment together with any interest or penalties in connection therewith whether billed to, levied or assessed against Lessor or Lessee; and
  e). make no alterations, additions, subtractions or improvements to the Equipment, except as allowed herein, without the prior written consent of Lessor, but if so authorized by Lessor, any such alterations, modifications, additions, subtractions or improvements shall be deemed to be a part of the Equipment and shall become property of Lessor. Machine software conversions performed within the normal course of business and in compliance with all laws, ordinances and regulations, shall not require Lessor's prior written consent, but shall become the property of Lessor.
9.  INDEMNITY BY LESSEE:
Lessee, during the term of this Lease or while Lessee is in possession of any Equipment, assumes all risks and liability for the Equipment and for the use, possession, operations, maintenance, storage or condition thereof and for injuries or deaths of persons and/or damage to property howsoever arising from or incident to such use, possession, operation, maintenance, storage or condition whether such injuries, death or damage be to agents or employees of Lessee or their property, or to third persons or their property. Lessee shall completely indemnify and hold Lessor harmless from all claims, actions, proceedings, losses, damages, penalties, liabilities and expenses including attorney's fees howsoever arising or incurred because of or incident to the use, possession, operations, maintenance, storage or condition of the Equipment, and shall, at Lessor's option, assume the defense of and/or settlement of any suit or suits, or other legal proceeding in connection therewith.
10.  ASSIGNMENT:
Lessor and any assignee, with thirty (30) days advance notice without consent of Lessee may assign the Lease and/or mortgage the Equipment under this lease, in such event, the assignee and/or mortgage shall succeed to all Lessor's rights in respect thereto and Lessee, upon receiving notice of any such assignment, shall abide thereby and make payment as may therein be directed. Such assignment and/or mortgage shall not relieve Lessor of any of its obligations to Lessee hereunder and Lessee agrees such assignment shall not be construed to as being an assumption of such obligations by the assignee. Notwithstanding such assignment, Lessee, subject to its own rights hereunder, which shall remain unimpaired, shall become the pledgeholder of Equipment for the assignee, and will act as agent and custodian in possession of the Equipment and part with possession thereof only to the assignee or pursuant to the assignee's written order. Lessee shall not, without prior written consent of Lessor, a) mortgage, assign, sell, transfer, pledge, hypothecate or otherwise encumber or dispose of this Lease, the Equipment or any part thereof, or any interest therein, or b) sublet or rent the Equipment or any part thereof to be used by anyone other than the Lessee or its employees. Consent to any of the foregoing prohibited acts by Lessor shall not release or discharge the Lessee from any liability hereunder and shall apply only to the given instance, and shall not be deemed a consent to any subsequent like act by Lessee or any other person. Except as provided herein, neither this Lease or any interest therein is assignable by Lessee or transferable to operation by law.
11.  LOSS AND DAMAGE:
Lessee hereby assumes and shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of Equipment shall relieve Lessee of the obligation to pay rent or any other obligation hereunder. In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee at the option of Lessor, shall immediately:
  a). Replace the same with like Equipment in good repair, condition or working order and shall deliver to Lessor a bill of sale covering the replacement equipment; or
  b). Pay Lessor in cash all amounts then owed by Lessee under the Lease, plus the fair market value of the item of Equipment on the date of loss, theft, damage or destruction. Upon receipt of such payment in cash, LESSEE SHALL BE ENTITLED TO WHATEVER INTEREST LESSOR MAY HAVE IN SAID ITEM, IN ITS THEN CONDITION AND LOCATION, WITHOUT WARRANTIES, EXPRESS OR IMPLIED and this Lease shall terminate as to such item.
Any insurance proceeds collected by Lessor shall be applied against the obligations therein contained. Any surplus of such proceeds shall be the property of Lessor.
12.  LESSEE'S DEFAULT:
  a). In the event Lessee fails to preserve and maintain the Equipment, discharge all taxes, liens or charges, pay all costs, fees, assessments, and expenses or procure, maintain or pay for insurance, as above provided, Lessor at its option (i) may do so, and all such advances by Lessor together with reasonable costs incurred by Lessor in such performance, shall be added to the unpaid balance of the rentals due hereunder and shall be repayable by Lessee to Lessor on demand, together with interest thereon at the rate of eighteen percent (18%) per annum if allowed, or if not, the maximum interest rate permitted by state law, or (ii) may consider such failure an immediate default hereunder.
  b). If Lessee should fail to pay Lessor any rent, or any other sums due Lessor as herein provided when the same is due and payable, and such default continues after ten (10) days notice from Lessor, Lessee shall pay interest thereon from such date at the rate of eighteen percent (18%) per annum, if allowed, if not, then the maximum interest rate permitted by state law. If such default continues for more than ten (10) days, or if Lessee should fail to observe, keep or perform any other provision of this Lease or any schedule hereto, or any other lease, loan, credit or progressive agreement between the parties, or if a default is declared under a). above, or if a petition or proceeding under any chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Lessee, or any other proceedings for the relief of debts be filed by or against Lessee or its property, or if Lessee should make a general assignment for the benefit of creditors, suspend business, become insolvent or, commence any act amounting to a business failure, or if an attachment or execution be levied or tax or other lien be filed against any of Lessee's property or against the Equipment, or if the condition of Lessee's affairs shall so change as to, in the Lessor's opinion, increase the business risk involved, then Lessor, at its option, and in addition to and without prejudice to any other remedies, shall have the right to exercise any one or more of the following remedies:
  (i) declare the entire amount of rent hereunder immediately due and payable as to any or all items of Equipment without notice or demand to Lessee;
  (ii) sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to any or all items of Equipment;
  (iii) enter upon the premises where the Equipment is located and without court order or other process of law, repossess and remove the Equipment either with or without notice to Lessee (damages occasioned by such taking are hereby expressly waived by Lessee), and thereupon Lessee's right to possession and use of the Equipment shall terminate, but such repossession shall not constitute termination of the Lease unless Lessor expressly notifies Lessee in writing;
  (iv) sell or lease any or all items of Equipment at public or private sale for cash or on credit, or, if leased, to such persons and upon such terms as Lessor shall elect, and recover from Lessee all costs of taking possession, storing, repairing and selling or leasing the Equipment, including but not limited to; reasonable attorney's fees, and the unpaid balance of the total rent for the Lease term attributable to the items of Equipment sold or leased less the net proceeds of such sale, if sold, or if leased, the rent under such lease attributable to the period remaining under this Lease.
  (v) terminate the Lease as to all items of Equipment;
  (vi) pursue any other remedies in law or in equity;
  (vii) no right or remedy reserved to Lessor by this Lease shall be exclusive of any other right or remedy herein or allowed by law. All rights remedies conferred upon Lessor by this Lease or by law shall be cumulative and in addition to any other right and remedy available to Lessor and may be exercised simultaneously.
13.  LEASE IRREVOCABLE:
This Lease is irrevocable for the term thereof until the aggregate rentals provided for in the schedules have been paid by Lessee. Rentals shall not abate during the term hereon because Lessee's right to possession of the Equipment has terminated or because the Equipment has been repossessed or because of limitations of use of the Equipment for any reason whatsoever unless specifically agreed to in writing by Lessor.
14.  LESSOR'S RIGHTS:
Punctuality in the payment of rentals and other charges is of the essence of this Lease. Lessor's failure at any time to require strict performance by Lessee of any of the provisions herein shall not waive or diminish Lessor's right hereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. Lessor's rights hereunder are cumulative and not alternative and may be exercised simultaneously.

15.  LEASE EMBODIES ENTIRE AGREEMENT:
This Lease represents the complete and entire agreement between the parties hereto and may not be amended except in writings signed by the duly authorized representatives of the parties, and, in the event of assignment hereof, by the duly authorized representatives of such assignee except that the Lease authorizes Lessor to correct patent errors and to fill in descriptive material in connection with the Equipment, including but not limited to serial numbers. There are no oral agreements or understandings affecting this Lease, and the parties intent that the written terms of this lease shall be the only binding agreement between the parties notwithstanding any prior, present or future course of dealing or usage of trade. It is specifically understood that no supplier or salesman or agent is authorized to waive or alter any term or condition of this Lease, and no attempt to so modify this Lease shall in any affect Lessee's duty to pay the rent and perform all obligations hereunder.
16.  NOTICES:
Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address hereinbefore set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed with postage prepaid.
17.   LESSOR'S EXPENSES:
Lessee agrees that it shall pay Lessor all costs and expenses, including reasonable attorney's fees, incurred by Lessor in exercising any of its rights and remedies hereunder or enforcing any of the terms, conditions or provisions hereof, and that such amount shall be considered additional rental due hereunder. Lessee further agrees to pay to Lessor all costs and expenses, including attorneys' fees, incurred by Lessor in successfully defending itself against any claim brought by Lessee, or any third party concerning this Master Lease Agreement, subsequently executed schedules or the Equipment covered hereunder.
18.   OTHER DOCUMENTS:
Lessee agrees to execute and deliver to Lessor upon execution of this Lease, or at any time during the existence of this Lease, if requested to do so, any additional document or documents deemed necessary or desirable by Lessor to effect the provisions of this Lease, including but not limited to financing statements to comply with the provisions of the Uniform Commercial Code as enacted in the state where the Equipment is located, which Lessor shall be authorized to file with the appropriate filing officer(s), provided however that nothing herein, nor the execution of the said financing statements, shall be interpreted as acknowledging that this transaction is subject to the Uniform Commercial Code, except as to Section 2A Chapter 104.A of the Nevada Uniform Commercial Code which relates to leases of this nature. This Lease shall at all times be considered a lease of Equipment from Lessor to Lessee.
19.  GOVERNING LAW:
This Lease shall be governed by and construed in accordance with the laws of the State of Nevada, including but not limited to Section 2A Chapter 104A of the Nevada Uniform Commercial Code which relates to leases of this nature. If the lease is not signed and delivered in Washoe County, Nevada it is subject to acceptance or rejection upon receipt by Lessor in Washoe County, Nevada, and shall be construed and enforced in accordance with the laws of Nevada and for all purposes be considered a Nevada transaction. The parties hereto further agree that for all court proceedings, venue shall be deemed to be in either Washoe County or Clark County, Nevada as designated by Lessor.
20.  MISCELLANEOUS:
  (a). Lessor may require from time to time, and Lessee agrees to furnish certified financial statements setting forth the financial condition and operations of Lessee.
  (b). Subject to the provisions herein, this Lease shall be binding upon and inure to the benefit of heirs, administrators, successors and assigns of the parties hereto.
  (c). No obligations of Lessor hereunder shall survive the term of the Lease or sooner termination thereof, and should Lessor permit the use of any Equipment beyond the term specified therefore, the obligations of Lessee hereunder shall continue and such permissive use shall not be construed as an extension of the term thereof nor as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand after ten (10) days notice.
  (d). This Lease shall not constitute a binding contract until accepted in writing by an authorized representative of Lessor in Washoe County, Nevada.
  (e). The terms and provisions of this Lease shall be severable and if any term or provision hereof is declared unconscionable or otherwise invalid, illegal, or void, in whole or in part, the decision so holding shall not be construed as impairing the other provisions of this Lease and such invalid, illegal, void or unconscionable term or provision shall not be considered a part of this Lease and this Lease shall continue in full force and effect as if such term or provision were not originally included herein.
  (f). Lessee acknowledges that the Equipment is being leased for business purposes, and will not be used during the Lease Term for personal, family, or household purposes.

          LESSEE:                                           LESSOR:
          NEVSTAR GAMING AND ENTERTAINMENT CORPORATION      IGT

          By:                                               By:


          Its:                                              Its:


ACCEPTED BY IGT, in Washoe County, Nevada

By:              /                   /
          (signature)         (title)             (date)

                            RIDER NO. 1.

RIDER TO LEASE SCHEDULE NO.: 1                    DATED: APRIL __, 1998


                                     under

Master Lease Agreement No.: 1465540               Dated: April __, 1998


                  Fair Market Value Purchase Option

(a). Provided that Lessee is not in default under the Lease or any Lease Schedule(s), Lessee shall have the option ("Purchase Option"), with respect to the above referenced Lease Schedule, to purchase all of the Equipment on that Lease Schedule upon expiration of the Lease Term on the above referenced Lease Schedule ("Expiration Date"). Lessee must notify Lessor or Assignee(s) of Lessor, in writing, ninety (90) days prior to the Expiration Date, of their election to exercise this Purchase Option. On the Expiration Date, there must be no events of default under any Lease Schedule(s) of the Master Lease Agreement referenced above in order for Lessee to be entitled to exercise this Purchase Option.

(b). The exercise price of the Purchase Option shall be One Hundred Sixty-Seven Thousand Three Hundred Twenty-Four and 03/100 Dollars ($167,324.03) plus any applicable Sales/Use Tax which IGT is required to collect. This amount represents the Fair Market Value of the Equipment on Expiration Date, as reasonably agreed upon by Lessor and Lessee.

Dated this    day of April, 1998


        LESSEE:                              LESSOR:
        NEVSTAR GAMING AND ENTERTAINMENT     IGT
        CORPORATION
        D/B/A  MESQUITE STAR HOTEL & CASINO


        By:                                  By:

        Its:                                 Its:

                            Rider No. 1.

Rider to Lease Schedule No.: 2                    Dated: April __, 1998


                                     under

Master Lease Agreement No.: 1465540               Dated: April __, 1998


                  Fair Market Value Purchase Option

(a). Provided that Lessee is not in default under the Lease or any Lease Schedule(s), Lessee shall have the option ("Purchase Option"), with respect to the above referenced Lease Schedule, to purchase all of the Equipment on that Lease Schedule upon expiration of the Lease Term on the above referenced Lease Schedule ("Expiration Date"). Lessee must notify Lessor or Assignee(s) of Lessor, in writing, ninety (90) days prior to the Expiration Date, of their election to exercise this Purchase Option. On the Expiration Date, there must be no events of default under any Lease Schedule(s) of the Master Lease Agreement referenced above in order for Lessee to be entitled to exercise this Purchase Option.

(b). The exercise price of the Purchase Option shall be Twenty-Four Thousand One Hundred Thirty-Two and 63/100 Dollars ($24,132.63) plus any applicable Sales/Use Tax which IGT is required to collect. This amount represents the Fair Market Value of the Equipment on Expiration Date, as reasonably agreed upon by Lessor and Lessee.

Dated this    day of April, 1998


        LESSEE:                              LESSOR:
        NEVSTAR GAMING AND ENTERTAINMENT     IGT
        CORPORATION
        D/B/A  MESQUITE STAR HOTEL & CASINO


        By:                                  By:

        Its:                                 Its:

                          LESSEE'S ACKNOWLEDGMENT OF
                             INSURANCE OBLIGATION

As Lessee under Master Lease Agreement No. 1465540, dated April __, 1998, with IGT as Lessor, we acknowledge our obligation to promptly furnish a Certificate or Evidence of Insurance providing coverage on the Equipment in Lease Schedule 2, dated April __, 1998.

"IGT and its Successors and Assigns, as their interests may appear", shall show as Loss Payee and Additional Insureds. The Equipment will be insured for replacement value.

Please be advised that this request has been made of:

     of                           ,             (   )

     (Lessee's Insurance Agent)      (Address)    (Telephone)

and that such Certificate or Evidence of Insurance will be shortly forthcoming to Lessor's Insurance Coordinator, c/o IGT, P.O. Box 10580, Reno, NV 89510-0580.



                       LESSEE:
                       NEVSTAR GAMING AND ENTERTAINMENT CORPORATION
                       D/B/A MESQUITE STAR HOTEL & CASINO

                       By:

                       Its:

                       Date:




                          LESSEE'S ACKNOWLEDGMENT OF
                             INSURANCE OBLIGATION

As Lessee under Master Lease Agreement No. 1465540, dated April __, 1998, with IGT as Lessor, we acknowledge our obligation to promptly furnish a Certificate or Evidence of Insurance providing coverage on the Equipment in Lease Schedule 1, dated April __, 1998.

"IGT and its Successors and Assigns, as their interests may appear", shall show as Loss Payee and Additional Insureds. The Equipment will be insured for replacement value.

Please be advised that this request has been made of:

                   of                           , (   )



  (Lessee's Insurance Agent)      (Address)                     (Telephone)
and that such Certificate or Evidence of Insurance will be shortly forthcoming to Lessor's Insurance Coordinator, c/o IGT, P.O. Box 10580, Reno, NV 89510-0580.



                       LESSEE:
                       NEVSTAR GAMING AND ENTERTAINMENT CORPORATION
                       D/B/A MESQUITE STAR HOTEL & CASINO

                       By:

                       Its:

                       Date:

                           Lease Schedule

SCHEDULE:  1                DATED:  APRIL   , 1998

                                      TO


MASTER LEASE AGREEMENT NO.:    1465540       DATED:  APRIL    , 1998

LESSEE:   NEVSTAR GAMING AND
          ENTERTAINMENT CORPORATION D/B/A MESQUITE STAR HOTEL & CASINO

LOCATION: 333 Sandhill Boulevard, Mesquite, Nevada

  LEASE TERM: thirty-six (36) months

 PERIODIC RENTAL PAYMENT: Twenty-Four Thousand Eight Hundred Twenty-Six and
70/100 Dollars                      ($24,826.70)

  COMMENCEMENT DATE: Ninety (90) days following the commencement of gaming operations at the Mesquite Star Hotel & Casino or one hundred twenty (120) days following installation of one-half (1/2) the units of Equipment leased hereunder, whichever occurs first.

  INTERIM RENTAL:   There shall be no interim rental charges for purposes of
this Lease               Schedule

Equipment as described below ("Equipment"):
QUANTITY:    DESCRIPTION:

  (131)      IGT SLOT MACHINES WITH EMBEDDED BILL ACCEPTORS


  serial numbers:    serial numbers shall be provided upon installation




All of the terms, conditions, representations and warranties of the Master Lease Agreement are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Lease Schedule. This lease Schedule constitutes a separate lease with respect to the Equipment described herein. By execution and delivery of this Lease Schedule, Lessee certifies their acceptance of the Equipment described herein, and the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Lease Agreement, except as modified herein.

                                       LESSEE:

   NEVSTAR GAMING AND ENTERTAINMENT CORPORATION MESQUITE STAR HOTEL & CASINO

                                       By:

                                       Title:

                                       Date:


ACCEPTED BY IGT, as Lessor, in Washoe County, Nevada

By:                        /                 /
      (Signature)                 (Title)               (Date)
                           Lease Schedule



SCHEDULE:  2                              DATED:  APRIL   , 1998

                                      TO


MASTER LEASE AGREEMENT NO.:    1465540     DATED:  APRIL    , 1998


LESSEE:NEVSTAR GAMING AND ENTERTAINMENT
  CORPORATION D/B/A MESQUITE STAR HOTEL & CASINO

LOCATION: 333 Sandhill Boulevard, Mesquite, Nevada

  LEASE TERM: thirty-six (36) months

  PERIODIC RENTAL PAYMENT: Four Thousand Nine Hundred Fifty-Five and 39/100 Dollars
($4,955.39)

  COMMENCEMENT DATE:     Ninety days following the commencement of gaming
operations at the Mesquite Star Hotel & Casino or one hundred twenty (120) days following installation of one-half (1/2) the units of Equipment leased hereunder, whichever occurs first.

  INTERIM RENTAL:   There shall be no interim rental charges for purposes of
this Lease               Schedule

Equipment as described below ("Equipment"):
QUANTITY:    DESCRIPTION:

  (28)       USED IGT SLOT MACHINES WITH EMBEDDED BILL ACCEPTORS


  serial numbers:    serial numbers shall be provided upon installation




All of the terms, conditions, representations and warranties of the Master Lease Agreement are hereby incorporated by reference herein and made a part hereof as if they were expressly set forth in this Lease Schedule. This lease Schedule constitutes a separate lease with respect to the Equipment described herein. By execution and delivery of this Lease Schedule, Lessee certifies their acceptance of the Equipment described herein, and the parties hereby reaffirm as of the date hereof all of the terms, conditions, representations and warranties of the Master Lease Agreement, except as modified herein.

                                       LESSEE:

 NEVSTAR GAMING AND ENTERTAINMENT CORPORATION MESQUITE STAR HOTEL & CASINO

                                      By:

                                       Title:

                                       Date:


ACCEPTED BY IGT, as Lessor, in Washoe County, Nevada

By:                        /                 /
      (Signature)                 (Title)               (Date)